Exhibit 99.1

 Disrupting Convention in Women’s Health Through Continuous Innovation  September 2023  Corporate Presentation  1

 Forward-Looking Statements  This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, results of clinical trials and other future conditions. Words such as, but not limited to, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "predict", "project", "should", "will", "would" or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward-looking statements.  These forward-looking statements reflect management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company qualifies all of the forward-looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  Statements contained herein are made as of the date of this Presentation unless stated otherwise, and neither this Presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof.  Certain information contained in this Presentation relates to or is based statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company's own estimates. The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. The Company's estimates of the patient population with the potential to benefit from treatment with any product candidates the Company may develop include several key assumptions based on its industry knowledge, industry publications and third-party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population. While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions.  This Presentation contains trademarks, trade names, or service marks belonging to other entities. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties.  2

 Femasys: At-a-Glance  Who We Are  Financial Information  Femasys is a biomedical company focused on meeting significant unmet needs for women worldwide with a broad portfolio of in-office, accessible solutions, including FemaSeed® an FDA-cleared infertility treatment, FemBloc® a lead late-clinical stage product candidate for permanent birth control, and FDA-cleared, innovative diagnostic products.  Headquarters: Suwanee, GA  Nasdaq: FEMY  IPO date: June 2021   Market Cap: $22.3M  (as of 09/26/23)     Cash: $10.7M  (as of 06/30/23)  3

 Investment Highlights  Differentiator  4  Develop disruptive approaches for women’s health   Address multi-billion-dollar global market opportunities in permanent birth control and infertility   Clear reimbursement path with limited competition   Improved patient care and health economics  Intellectual property portfolio with >150 patents globally  Cash runway into Q2 2024  Woman-founded and led, experienced leadership team  Commercial-readiness with in-house CMC and device manufacturing  Global regulatory approvals, including the U.S., Japan, and Canada   Mission  Foundation

Key Leadership

Experienced biotechnology and medical device professionals



Kathy Lee-Sepsick
President, CEO, Founder
25+ years of experience



Dov Elefant
Chief Financial Officer
25+ years of experience



Edward Evantash, MD
Chief Medical Officer
20+ years of experience



Dan Currie
Chief Operating Officer
30+ years of experience



Christine Thomas
SVP, Regulatory & Clinical
20+ years of experience



Jeremy Sipos
VP, Research & Development
20+ years of experience



Brian Drumheller
VP, Quality
30+ years of experience



Terrell Pruitt
VP, Manufacturing
25+ years of experience



Mary An Merchant, JD, PhD
VP Counsel, Intellectual Property
25+ years of experience

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femasys®

Our Technologies Provide a Continuum of Care

In-office, minimally invasive solutions that share delivery platforms.

Commercially Available Products		
FemaSeed® (Now FDA Cleared!)	Treatment	*Intratubal Insemination*
FemVue®	Diagnostic	*Contrast-Generating Device*
FemCath®	Diagnostic	*Selective Delivery Catheter*
FemCerv®	Diagnostic	*Endocervical Tissue Sampler*

Product Candidate

	Research	Preclinical	Clinical Trial: **Stage I** Safety	Clinical Trial: **Stage II** Validation	Clinical Trial: **Stage III** Pivotal
FemBloc® Treatment	*Permanent Birth Control and Ultrasound Occlusion Confirmation* (through Stage II)				

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femasys®

Femasys Portfolio of Products

Initial Focus on
Infertility Specialists

~1,700 (U.S.)



\+ Added Focus
on Gynecologists

~40,000 (U.S.)



Product	U.S. Commercial	Ex-US Commercial	Primary Detailing Target	Secondary Detailing Target
FemaSeed	NOW FDA CLEARED	✔ (Canada)	REI	GYN
FemVue	✔	✔ (Japan, Canada, Hong Kong, UAE)	REI	GYN
FemCath	✔	✔ (Canada)	REI	GYN
FemCerv	✔	✔ (Canada)	GYN	GYN Onc
FemBloc	Est 2027	Est 2027	GYN	—

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Strong Global Intellectual Property Portfolio

Our Patent Estate Encompasses Utility and Design

Directional Delivery (dual or single) to Fallopian Tubes	Biopolymer Composition for Tubal Occlusion	Contrast Generating Ultrasound Visible	Tissue Sampling for Cancer Detection
FemBloc*, FemaSeed, FemCath	FemBloc	FemVue FemChec	FemCerv

**New U.S. patent application for FemBloc allowed with anticipated expiration in 2039 at the earliest.*

>150 PATENTS GLOBALLY

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 FemaSeed®  Intratubal Artificial Insemination  9  Innovative first-line infertility treatment designed to deliver sperm directly where conception occurs  Designed to be more affordable than assisted reproduction   Complementary Diagnostics FemVue® and FemCath®  First in-office ultrasound evaluation of fallopian tubes for infertility diagnosis  Infertility Focused Portfolio  FDA-Cleared in U.S. and Approved in Canada

 Infertility: Unmet Need (U.S. only)   >10M women struggle with infertility1  Birth rate fell 4% in 2020 (largest single year decrease in 50 years)2  Despite advancements, there have been no new affordable options in decades.  10  https://www.cdc.gov/nchs/nsfg/key_statistics/i-keystat.htm  Hamilton, et al. (2021) Births: Provisional Data for 2020. U.S. Department of Health and Human Services • Centers for Disease Control and Prevention, National Center for Health Statistics, National Vital Statistics System. Report No. 12.  https://www.pewtrusts.org/en/research-and-analysis/issue-briefs/2022/12/the-long-term-decline-in-fertility-and-what-it-means-for-state-budgets   43 U.S. states have recorded lowest fertility rate in last three decades3

FemaSeed: Low Cost for Front-End of Infertility Treatment

There have been limited advancements and continuous demand for less costly options.

	FemaSeed $$	Traditional IUI $	IVF/ ICSI* $$$$$
Artificial Insemination	✔	✔	
Intratubal sperm delivery *(into fallopian tube where conception occurs)*	✔		
Ovulation stimulation	optional	optional	✔
No egg retrieval, no egg freezing	✔	✔	
Minimal training	✔	✔	

**For couples with male infertility, treatment with IVF/ ICSI is advised given the low success rates for IUI; CDC (2016), >90% of couples with male factor infertility use* Intracytoplasmic Sperm Injection (ICSI).

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 FemaSeed Intratubal Insemination  An innovative treatment for infertility designed to deliver sperm directly to where conception occurs, in a woman’s fallopian tube.  12  Undirected sperm delivery to cavity (IUI) is first-line treatment despite low success rates  Video will open in browser window.

 Summary:  Study Design: prospective, multi-center, unblinded, single arm  Study Population: male factor infertility  Sample Size: up to 214 subjects contributing 214 FemaSeed cycles   Primary Effectiveness Endpoint: Pregnancy Rate      FemaSeed Ongoing Clinical Trial for Male Infertility Factor  SITE RECRUITMENT UNDERWAY  Clinical Trial(IDE Approved October 2022)  13  To Evaluate Safety and Effectiveness  ~ 40-50% of infertility is due to male factor1  Sperm counts worldwide have declined by >50%2  Kumar N, et al. (2015) Trends of male factor infertility, an important cause of infertility: A review of literature. J Hum Reprod Sci. 8(4): 191–196. doi: 10.4103/0974-1208.170370: 10.4103/0974-1208.170370.  Levine H, et al. (2023) Temporal trends in sperm count: a systematic review and meta-regression analysis of samples collected globally in the 20th and 21st centuries. Human Reproduction Update, Vol.29, No.2, pp. 157–176, 2023

The Unmet Need in Infertility: Compelling Testimonials

FemaSeed Physician Testimonial

"For more than 20 years, current approaches to infertility treatment have been limited during the initial stage of therapeutic care, but with the advancement of FemaSeed, we believe a next generation intrauterine procedure may have the opportunity to truly change this traditional paradigm."

- Michael Glassner, MD

Founding Partner and Medical Director of Main Line Fertility & Reproductive Medicine

FemVue Patient Testimonials

"Being aware that there are many reasons why women have issues conceiving, FemVue is one easy procedure that can assist in finding out why it may have been difficult. As such, I highly recommend any woman who has tried for months or years to conceive to get the FemVue procedure. It is a procedure that will get you immediate results for you and your doctor to discuss the next steps of making your dreams come true."

"After a month of completing successful medical procedures including FemVue, my husband and I conceived our first child."

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femasys®

 First In-office, Ultrasound Approach for Fallopian Tube Evaluation  FemVue creates saline-air contrast that travels through the fallopian tube(s) when open  15  First Intrauterine Catheter for Selective Tubal Evaluation  Complimentary Diagnostics: test prior to infertility treatments, including FemaSeed   Approved in U.S., Japan, and Canada  Video will open in browser window.

Infertility Addressable Market (U.S. only)

>10M women struggle with infertility

← Least Costly | Most Costly →

Discussion	Diagnosis	Drugs	IUI	IVF
		 Clomid	 Sperm Catheter	

Market Expansion for FemaSeed

$2B total

4.3M seek evaluation only

FemVue/FemCath | **FemaSeed**

Immediate Addressable

$800M total

4.8M seek evaluation & treatment
(~1M cycles/yr IUI*)

*Centers for Disease Control and Prevention. 2019 Assisted Reproductive Technology Fertility Clinic and National Summary Report. US Dept of Health and Human Services; 2021.

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Competitive Options: Price Comparison

Population	Infertile Women/ Couples Seeking Treatment		Subset of Infertile (After 1-3 IUI cycles or as indicated)
	IUI Intrauterine Insemination	**FemaSeed** Intratubal Insemination	**IVF/ ICSI** In vitro fertilization / intracytoplasmic sperm injection
Average Total Cost	**$500-$4,000** *total per cycle including ultrasound monitoring, and optional ovulation drugs*[2]	**+ device** *per cycle above IUI cost*	**$30,000** *total per cycle, including ultrasound monitoring, ovulation drugs, egg extraction and freezing*[3]
Reimbursement	• If insurance, covered under IUI codes (service, sperm washing) • Insurance with positive coverage policy typically covers 3-6 cycles • Required prior to IVF/ ICSI in many coverage policies		• 14/20 covered states that have fertility insurance coverage, include IVF

[1]https://www.fertilityiq.com/iui-or-artificial-insemination/the-cost-of-iui
[2]Parenthood, Planned. "What Is Intrauterine Insemination (IUI)?" Planned Parenthood, https://www.plannedparenthood.org/learn/pregnancy/fertility-treatments/what-iui.
[3]Ravitsky, et al. The forgotten men: rising rates of male infertility urgently require new approaches for its prevention, diagnosis and treatment. Biology of Reproduction, 2019, 101(5), 872-874.

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femasys®

 FemBloc®  Permanent Birth Control  18  First and only non-surgical, in-office, permanent birth control option in late-stage clinical development with the potential to be the safest and most natural approach at substantially less cost than the long-standing surgical alternative  Companion Diagnostics FemChec® and FemCath®  First in-office ultrasound diagnosis of fallopian tubes for confirmation of procedure success  Contraception Focused Portfolio

 Since surgical tubal ligation has been performed since the 1880’s and remains the most common option for women who want permanent birth control.   Permanent Birth Control Alternatives: Unmet Need (U.S. only)  >13M women no longer intend to have children  >12M use non-permanent birth control, long-term  800,000 women choose surgical tubal ligation as a form of permanent birth control every year*  More than 100 years of stagnant innovation for permanent birth control  19  *Frattarelli 2007

 Essure® is a registered trademark of Bayer Healthcare (Conceptus) and, as of December 2018, no longer a marketed solution.  FemBloc: Expected Competitive Advantages over existing or previous birth control options  On-Market Solutions  Off-Market  FemBloc  Surgical Tubal Ligation*  IUD  (Reversible)  Essure®*  Permanent  ✔  ✔  ✔  Office Procedure  ✔  ✔  Some  No Special Capital Equipment   ✔  ✔  No Anesthesia  ✔  ✔  No Permanent Implant (coil/ clip)  ✔  No Surgery (risks/ cost)  ✔  ✔  No Hormones  ✔  ✔  ✔  One-Time Treatment Cost  ✔  ✔  Multiple IUDs  ✔  Worldwide Applicability  ✔  Varies  ✔  20  *6% failure rate for laparoscopic sterilization (tubal ligation) and 5% failure rate for hysteroscopic sterilization (Essure), reported in published study as higher than expected (Fertility and Sterility, 2022)

 No Permanent Implant – Scar Tissue Closes Tubal Lumen  FemBloc Treatments  FemBloc Permanent Birth Control in Development  The first and only non-surgical, in-office approach.  Balloon at tubal opening without cannulation  Biopolymer is designed to be expelled within 3 months  Biopolymer solidifies  21  Video will open in browser window.  Biopolymer degrades

 Companion ultrasound test (FemChec® and FemCath®) exclusive to FemBloc - confirms procedure success  Occlusion Confirmation  FemBloc Permanent Birth Control in Development  3 Months  Blockage  Biopolymer degrades  Saline-air contrast confirms blockage  22  Video will open in browser window.

FemBloc Clinical Studies for Pre-Market Approval (PMA)

Stage III: Pivotal Clinical Trial *(IDE approved June 2023; currently enrolling)*

FINALE Trial Design:

- Prospective, multi-center, open-label, single-arm study
  - Roll-in study design to begin with enrollment of 50 women for a clinical readout primarily of preliminary safety data prior to enrolling remaining subjects.
  - Primary Endpoint: pregnancy rate at 1-year after FemBloc use for permanent birth control (N=401)
  - Secondary Endpoints: safety and various in-office assessments
  - Safety Follow-Up: 2-5 years post-market
  - Interim analysis planned after 300 women have used FemBloc for permanent birth control for 1-year.

Completed Earlier FemBloc Supportive Studies (N=321)

Early Clinical	**Stage I:** Safety	**Stage II:** Validation
Evaluated Delivery & Biopolymer	*Long-Term Safety with No Serious AEs Reported*	*Selection of Confirmation Test for Pivotal*
Summary: • n=93 subjects received planned hysterectomy • Subset with histopathology demonstrating biopolymer tissue reactions • No serious safety events reported	**Summary:** • n=183 subjects being followed for 5 years • Patients found procedures highly tolerable • Physicians found procedure to be extremely simple or very simple • 99% physicians assessed easier than tubal ligation surgery	**Summary:** • n=45 subjects being followed for 5 years ○ Subjects received two confirmation tests (ultrasound and radiology) • Continued safety established; no serious AEs • Continued patient tolerability and physician ease of use established

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femasys®

 61%  8%  16%  3%  0.5%  0.5%  0.8%  5%  4%  FemBloc Treatment  (>90 days)  FemBloc: Majority AEs Occurred at Time of Procedure (N = 228 subjects from Stage I & II)  Patients are being followed for 5 years, with first subjects completed 5-year follow-up  91% AEs related to device/ procedure occurred within 7 days of procedure  No SAEs  24  Investigators rated extremely or very satisfied for 96% of FemBloc procedures

 Bleeding/Spotting (59%)  Pain/Cramps (55%)  40%  13.1%  3.5%  2.6%  34.5%  13.5%  7%  *Long-Acting Contraceptive Comparison (Bayer, Mirena IFU, August 2022) reported most common adverse events (>5%) as:  71% bleeding related  66% reproductive system and breast disorders   23% abdominal/pelvic pain  16% headache/migraine  8 % back pain  7% skin and subcutaneous disorders  6% depression  FemBloc: Most Common Reported AEs (>5%)(N = 228 subjects from Stage I & II)  Mean pain/discomfort score (visual analog scale) out of 10 as reported by patient in-office with no anesthesia:   4.6 for FemBloc Treatment and 3.4 for Confirmation  25

 The Unmet Need for Women: Options for Family Planning  26  Although tubal ligation has been performed for over a century, women will benefit from an in-office approach that avoids the risks and discomforts associated with incisions, general anesthesia and surgery. FemBloc may expand much needed options for women seeking permanent contraception.  - Paul Blumenthal, MD, MPH  Professor Emeritus and Director of the Stanford Program for International Reproductive Education and Services (SPIRES) at Stanford University’s School of Medicine

Permanent Birth Control Addressable Market (U.S. only)

>13M Reproductive Aged Women NO Longer Intend Children

⟵ Least Invasive / Least Reliable | Most Invasive / Most Reliable ⟶

Condoms



Pills



Injectable/Ring/Patch



IUDs



Tubal Ligation



Market Expansion Opportunity

$20B Total

Includes women using non-permanent options but are candidates (>12M)[3]

Near-Term Target Market

$2B Annual

Includes women (and partners) choosing permanent birth control annually (~1.3M)[1,2]

1. Frattarelli 2007
2. Eisenberg ML 2009
3. Daniels K. NCHS Data Brief, no 388. 2020

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femasys®

FemBloc: Improved Health Economics

Permanent One-Time Cost Breakdown



$6,000*
6000
5000
4000
3000
2000
1000
0
Amount in $
Facility
Anesthesia
Pre-Op
Post-Op
Physician
Est < ½ cost of Tubal Ligation
Cost of FemBloc System
Physician / Practice
Surgical Tubal Ligation
FemBloc

FemBloc Efficiencies

- In-office procedure expands practice services
- Can perform multiple procedures in same room
- Quick to perform; ease of room turnover
- Patient resumes normal activities

*Planned Parenthood 2019, https://www.plannedparenthood.org/learn/birth-control; Doximity 2019; U.S. Bureau of Labor Statistics, 2019.

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FemBloc: Clear U.S. Reimbursement Path

Reimbursable Visits

Counseling/Eligibility	FemBloc Treatments	FemBloc Confirmation
		
In-office/ TeleVisit (required for permanent birth control)	In-office procedure	In-office test (ultrasound)
Existing CPT codes	Category covered (ACA) Cat III code approved	Cat III code approved

NO COST TO PATIENT

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femasys

 30  FemCerv®  Diagnostic for Cervical Cancer   First endocervical biopsy designed for comprehensive tissue sampling with minimal contamination that is virtually pain free  Cancer Diagnostic Portfolio  FDA-Cleared in U.S. and Approved in Canada

 Expanded Collection   Chamber  FemCerv Endocervical Tissue Sampler  1  2  Collected sample  31  Video will open in browser window.  The incidence of stage IV cervical cancer in the U.S. is increasing.*  *Francoeur et. al, International Journal of Gynecologic Cancer (2022).   1 (https://www.acog.org/clinical/clinical-guidance/practice-advisory/articles/2021/04/updated-cervical-cancer-screening-guidelines)  2 Obstet Gynecol. 2017 December ; 130(6): 1218–1225. doi:10.1097/AOG.0000000000002330.

 Femasys is Prepared for Execution  32  Clear Regulatory & Clinical Path to FDA Approval  Clear Reimbursement Pathway  Commercial Expertise  Full manufacture facility with ability to scale and transfer  MFG Ready  Sales Ready  Built infrastructure prior to commercial salesforce with FDA-cleared diagnostic products

Recently Achieved & Upcoming Anticipated Milestones

Near term expected valuation inflection points creating accretive value for investors

2023		2024		
Q3	Q4	Q1	Q2	Q3
✓ FemBloc pivotal trial enrollment initiated ✓ FemaSeed FDA 510(k) clearance achieved	• Complete FemaSeed enrollment for male infertility factor trial	• Commercialize infertility portfolio of products in U.S. • Top line data for FemaSeed male infertility factor trial	• Achieve CE mark for FemaSeed, FemVue, FemCath and FemCerv	• Complete FemBloc Part A pivotal trial enrollment

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femasys

Investment Highlights  Differentiator  34  Develop disruptive approaches for women’s health   Address multi-billion-dollar global market opportunities in permanent birth control and infertility   Clear reimbursement path with limited competition   Improved patient care and health economics  Intellectual property portfolio with >150 patents globally  Cash runway into Q2 2024  Woman-founded and led, experienced leadership team  Commercial-readiness with in-house CMC and device manufacturing  Global regulatory approvals, including the U.S., Japan, and Canada   Mission  Foundation

 Disrupting Convention in Women’s Health Through Continuous Innovation  September 2023  Corporate Presentation  Investors:   IR@femasys.com  Contact:   Media:  Media@femasys.com   35  03333 R07